UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a party other than the Registrant ☐

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☐ Preliminary Proxy Statement

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☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

CHINA PHARMA HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

China Pharma Holdings, Inc.

2nd Floor, No 17 Jinpan Road

Haikou, Hainan Province

The People’s Republic of China 570216

November 14, 2022

Dear Stockholder:

On behalf of the Board of Directors of China Pharma Holdings, Inc. (the “Company”), I invite you to attend our Annual Meeting of Stockholders for the fiscal year ended December 31, 2021 (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held at the following address:

At:	Conference Room, 2nd Floor, Jiahai Building
No. 17 Jinpan Road, Haikou
Hainan Province, China 570216

On:	December 28, 2022 (local time), December 27, 2022 (Eastern Time)

Time:	9:00 a.m. local time, 8:00 p.m. Eastern Time

The Notice of Annual Meeting of Stockholders, the Proxy Statement, the annual report and the proxy card accompany this letter.

At the Annual Meeting we will report on important activities and accomplishments of our company and review our financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on our company and its activities, and to meet certain of our directors and key executives.

As discussed in the enclosed Proxy Statement, the Annual Meeting will be devoted to the election of our independent directors, the amendment of our 2010 Long-Term Incentive Plan, the authorization of the Company’s reverse stock split of its outstanding common stock at a ratio of up to 1:10, the increase of the Company’s authorized shares of common stock from 95,000,000 shares to 500,000,000 shares, and any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote via the Internet or, if you prefer, submit by mail a paper copy of your proxy or voter instructions card, so that your shares are represented at the meeting. You may also revoke your proxy or voter instructions before or at the Annual Meeting. Regardless of the number of our shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in China Pharma Holdings, Inc. We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at China Pharma Holdings, Inc., 2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, The People’s Republic of China 570216.

Sincerely,

/s/ Zhilin Li
Zhilin Li
Chairman of the Board

CHINA PHARMA HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on December 28, 2022

To the Stockholders of China Pharma Holdings, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders for the fiscal year ended December 31, 2021 (the “Annual Meeting”) of China Pharma Holdings, Inc., a Nevada corporation, will be held on Wednesday, December 28, 2022, at 9:00 a.m., local time (Tuesday, December 27, 2022 at 8:00 p.m., Eastern Time), at Conference Room, 2nd Floor, Jiahai Building, No. 17 Jinpan Road, Haikou, Hainan Province, China 570216, for the following purposes:

1.	To elect three independent director nominees to our Board of Directors to serve until the next annual meeting and until their successors are elected and qualified;

2.	To approve our Amended and Restated 2010 Long-Term Incentive Plan;

3.	To consider and approve an amendment to the Articles of Incorporation of the Company to effect a reverse stock split at a ratio of up to 1:10, such that every holder of common stock, par value $0.001 per share, of the Company (the “Common Stock”) shall receive one share of Common Stock for up to every ten shares of Common Stock held (the “Reverse Stock Split”);

4.

To approve an amendment to the Articles of Incorporation of the Company, to increase the number of authorized shares of common stock from 95,000,000 shares to 500,000,000 shares, par value US$0.001 per share;

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on November 9, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

A Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this Notice.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by casting your vote via the Internet or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or voter instructions card in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet or by mail before the Annual Meeting, or by voting in person at the Annual Meeting.

By Order of the Board of Directors,

/s/ Zhilin Li
Zhilin Li Chairman of the Board

November 14, 2022

CHINA PHARMA HOLDINGS, INC.

2nd Floor, No. 17 Jinpan Road

Haikou, Hainan Province

The People’s Republic of China 570216

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China Pharma Holdings, Inc., a Nevada corporation (the “Company”, “we” or “us”), for our Annual Meeting of Stockholders for the fiscal year ended December 31, 2021 (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, December 28, 2022, at 9:00 a.m., local time (Tuesday, December 27, 2022 at 8:00 p.m., Eastern Time), and at any adjournment(s) or postponement(s) thereof, at Conference Room, 2nd Floor, Jiahai Building, No. 17 Jinpan Road, Haikou, Hainan Province, China 570216.

The date on which the Proxy Statement and form of proxy card are intended to be sent to stockholders is November 14, 2022.

The purpose of the Annual Meeting is for the election of our directors, and the amendment of our 2010 Long-Term Incentive Plan. We will also transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Who May Vote

Only stockholders of record of our common stock, par value $.001 per share (“common stock”), as of the close of business on November 9, 2022 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, during office hours, at our executive offices located at 2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, The People’s Republic of China 570216, by contacting the Secretary of the Board.

The presence at the Annual Meeting of one-third of the outstanding shares of common stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy or voter instructions, even though you abstain as to one or more proposals, or you are not present in person at the Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

As of the Record Date, we had issued and outstanding 51,642,530 shares of common stock. Each holder of our common stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Annual Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by proxy via phone, fax, internet and mail by following the instructions provided in the Proxy Materials mailed to you or your household. You may submit your vote over the Internet or mail until 11:59 p.m. (New York City time) on December 26, 2022.

You may also vote in person at the Annual Meeting. If your shares are held through a broker, trust, bank, or other nominee, please refer to the Proxy Materials and any other information forwarded to you by such holder of record to obtain a valid proxy from it. You will need to bring this legal proxy with you to the Annual Meeting in order to vote in person.

The shares represented by any proxy duly given will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees to serve as our independent directors and FOR the approval of the Company’s Amended and Restated 2010 Long-Term Incentive Plan. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Each share of our common stock outstanding on the Record Date will be entitled to one vote on all matters. Assuming a quorum is present, a plurality of the votes cast at the Annual Meeting by the stockholders entitled to vote in the election, either in person or by proxy, is required to elect the independent director nominees.

Shares which abstain or which are withheld from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions, withheld votes, and “broker non-votes” will have no effect on the voting on matters that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter.

Stockholders have no cumulative voting rights or dissenter’s or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Revoking Your Proxy

Even if you submit a proxy or voter instructions, you may revoke your proxy and change your vote. You may revoke your proxy or voter instructions by submitting a new proxy or voter instructions over the Internet following the procedure to vote your shares online described in the Notice of Internet Availability of Proxy Materials. You may also revoke your proxy by mail requesting a copy be mailed to you, executing a subsequently-dated proxy or voter instructions card, and mailing it in the pre-addressed envelope, which requires no additional postage if mailed in the United States. You may also revoke your proxy by your attendance and voting in person at the Annual Meeting. Mere attendance at the meeting will not revoke a proxy or voter instructions. We will vote the shares in accordance with the directions given in the last proxy or voter instructions submitted in a timely manner before the Annual Meeting. You may revoke your vote over the Internet until 11:59 p.m. (EST) on December 26, 2022. If you revoke your vote by mail, please be aware that we can recognize the revoked vote only if we receive it by close of business of the day before the Annual Meeting.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Annual Meeting, to vote your shares as described above.

Solicitation of Proxies

We will pay for expenses of solicitation of proxies for the Annual Meeting. We may solicit proxies by mail, and our officers and employees may solicit proxies personally or by telephone and will receive no extra compensation from such activities. We will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement and/or other Proxy Materials, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request of a separate copy of the Annual Report on Form 10-K and this Proxy Statement, upon such request. If you share an address with at least one other stockholder, currently receive one copy of our annual report and proxy statement at your residence, and would like to receive a separate copy of our annual report and proxy statement for future stockholder meetings of our company, please follow the instructions for requesting materials indicated on the proxy card sent to your residence and specify this preference in your request.

If you share an address with at least one other stockholder and currently receive multiple copies of our annual report and proxy statement, and you would like to receive a single copy of annual report and proxy statement, please follow the instructions for requesting materials indicated on the proxy card sent to you and specify this preference in your request.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors have any other interest in any of the matters to be acted upon at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 22, 2022 with respect to the beneficial ownership of our common stock, the sole outstanding class of our voting securities, by (i) any person or group owning more than 5% of each class of voting securities, (ii) each director, (iii) each executive officer and (iv) all executive officers and directors as a group.

As of March 22, 2022, an aggregate of 47,339,557 shares of our common stock were outstanding.

Name and Address of Beneficial Owners(1)(2)	Amount and Nature of Beneficial Ownership	Percent of Class(3)
Directors and Executive Officers

Zhilin Li President, Chief Executive Officer, Interim Chief Financial Officer and Chairman of the Board	13,810,000	29.2%
Heung Mei Tsui Director	9,312,651	19.6%
Yingwen Zhang Director	0	*
Gene Michael Bennett (4) Director	0	*
Baowen Dong Director	0	*
All directors and executive officers as a group (5 persons)	23,122,651	48.8%

*	Represents less than 1%.

(1)	Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or investment power within 60 days.

(2)	Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares and the address of such person is c/o China Pharma Holdings, Inc., 2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, People’s Republic of China 570216.

(3)	In determining the percentage of common stock owned by the beneficial owners, (a) the numerator is the number of shares of common stock beneficially owned by such owner, including shares the owner may acquire, within 60 days of March 22, 2022, upon the exercise of the options or warrants, if any, held by the owner; and (b) the denominator is the sum of (i) the total 47,339,557 shares of common stock outstanding as of March 22, 2022, and (ii) the number of shares underlying any options or warrants, which such owner has the right to acquire upon the exercise of such options or warrants within 60 days of March 22, 2022 (for those who have options or warrants).

(4)	Pursuant to the terms of his engagement letters, Mr. Bennett is entitled to receive warrants to purchase an aggregate of 70,000 shares of our common stock (5,000 shares in each of year between 2008 to 2021 fiscal years). As of the date of this Proxy Statement no such warrants were issued.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our principal executive officer and principal financial officer during the last two fiscal years in all capacities to our Company and our subsidiaries. No other executive officer received compensation in excess of $100,000 during the fiscal year ended December 31, 2021.

SUMMARY COMPENSATION TABLE

Name and principal position	Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Zhilin Li	2021	225,600						16,000	241,600
Chairman, Chief	2020	225,600	-	-	-	-	-	16,000	241,600
Executive Officer
President and interim Chief Financial Officer

Employment Agreements

Zhilin Li. Hainan Helpson Medical & Biotechnology Co., Ltd., our wholly-owned subsidiary and operating entity in the PRC (“Helpson”), entered into an employment agreement with Ms. Zhilin Li, our Chairman of the Board and Chief Executive Officer. Upon the expiration of the original agreement, Helpson renewed the agreement with Ms. Li on the same terms as the original agreement. The new employment agreement will expire on June 30, 2025. Pursuant to the terms of the new employment agreement, Ms. Li agreed to continue to serve as Helpson’s Chief Executive Officer for a term of five years at an annual salary of RMB800,000. Helpson may adjust Ms. Li’s compensation based upon her production and operating achievement and her technical ability and working performance. Ms. Li’s total annual cash compensation for the fiscal year ended December 31, 2021, when aggregated with her compensation from our U.S. holding company level, was $241,600.

Payments upon Termination or Change-in-Control

PRC Law. Under the applicable laws of the PRC, we must pay severance to all employees who are Chinese nationals and who are terminated with or without cause, or whose employment agreement with us expires and we choose not to continue their employment. The severance benefit required to be paid under the laws of the PRC equals the average monthly compensation paid to the terminated employee (including any bonuses or other payments made in the 12 months prior to the employee’s termination) multiplied by the number of years the employee has been employed with us, plus an additional month’s salary if 30 days’ prior notice of such termination has not been given. However, if the average monthly compensation to be received by the terminated employee exceeds three times the average monthly salary of the employee’s local area, as determined and published by the local government, such average monthly compensation shall be capped at three times the average monthly salary of the employee’s local area. Except as described above, our executive officer does not have any other agreement or arrangement under which she may be entitled to severance payments upon termination of employment.

Outstanding Equity Awards at Fiscal Year-End

None.

Discussion of Summary Compensation and Grants of Plan-based Awards Tables

A summary of certain material terms of our existing compensation plans and arrangements is set forth below.

On November 15, 2010, our Board of Directors adopted, and on December 22, 2010 our stockholders approved the 2010 Long-Term Incentive Plan (the “2010 Incentive Plan”). On October 17, 2019, the Board of Directors approved the First Amendment to the 2010 Incentive Plan (the “Amendment”), pursuant to which the term of the 2010 Incentive Plan shall be extended to December 31, 2029. The Amendment was adopted by the stockholders on December 19, 2019. The 2010 Incentive Plan gave us the ability to grant stock options, restricted stock, stock appreciation rights and performance units to employees, directors and consultants, or those who will become employees, directors and consultants of our company and/or our subsidiaries. The 2010 Incentive Plan currently allows for equity awards of up to 5,000,000 shares of common stock. As of March 22, 2022, 4,000,000 shares of restricted stock were outstanding, and no options were outstanding.

Director Compensation

The following table sets forth information concerning cash and non-cash compensation earned by or paid to our directors during the year ended December 31, 2021.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Heung Mei Tsui	16,000	-	-	-	-	-	16,000
Gene Michael Bennett	16,000	-	-	-	-	-	16,000
Yingwen Zhang	5,799	-	-	-	-	-	5,799
Baowen Dong	5,799	-	-	-	-	-	5,799

Our directors will also be reimbursed for all of their out-of-pocket expenses in traveling to and attending meetings of our Board of Directors and committees on which they serve.

Ms. Zhilin Li, our Chairman, President and Chief Executive Officer, was also compensated for serving on our board of directors as set forth in the Summary Compensation Table appearing earlier on page 4.

Engagement Letters

On December 29, 2020 we renewed the engagement letters with each of our three independent directors. Pursuant to the renewed engagement letters, entered into on the same terms and conditions as the previous engagement letters and for a term of one year, each of Mr. Zhang and Mr. Dong is entitled to receive annual compensation of RMB40,000 (approximately $5,799), payable quarterly and Mr. Bennett is entitled to receive annual compensation of $16,000, payable quarterly, and a warrant to purchase 5,000 shares of common stock at an exercise price of $0.44 per share. As of the date of this Proxy Statement, no warrants have been issued to Mr. Bennett.

Compensation Committee Interlocks and Insider Participation

The members of the Nominating and Compensation Committee of our Board of Directors during fiscal 2021 were Messrs. Gene Michael Bennett, Baowen Dong and Yingwen Zhang. During fiscal 2021:

●	none of the members of the Nominating and Compensation Committee of our Board of Directors was an officer (or former officer) or employee of our company or any of its subsidiaries;

●	none of the members of the Nominating and Compensation Committee had a direct or indirect material interest in any transaction in which we were a participant and the amount involved exceeded $120,000;

●	none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire Board of Directors) of another entity where one of that entity’s executive officers served on our Nominating and Compensation Committee;

●	none of our executive officers was a director of another entity where one of that entity’s executive officers served on our Nominating and Compensation Committee; and

●	none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire Board of Directors) of another entity where one of that entity’s executive officers served as a director on our Board of Directors.

Independent Public Accountants

The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed B F Borgers CPA PC to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our auditors will not be present, by phone or in person, at the Annual Meeting.

Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed by B F Borgers CPA PC, our principal accountant , for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q, and for services in connection with statutory and regulatory filings or engagements were approximately $100,000 for the fiscal year ended December 31, 2021, and $100,000 for the fiscal year ended December 31, 2020.

Audit-Related Fees

We did not incur any audit-related fees during the fiscal years ended December 31, 2021 and 2020.

Tax Fees

We have engaged our principal accountant to render tax services to us in the year ended December 31, 2021 for $5,400.

All Other Fees

We did not engage our principal accountant to render services to us during the last two fiscal years, other than as reported above.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, the Audit Committee pre-approved the audit service performed by B F Borgers CPA PC, for our consolidated financial statements as of and for the year ended December 31, 2021.

PROPOSAL NO. 1

ELECTION OF INDEPENDENT DIRECTORS

Our amended and restated by-laws provide that the initial number of our directors shall be five and that the number of directors may be increased or decreased from time to time by action of the stockholders or of the Board. Directors are divided into two classes, independent directors and non-independent directors. Independent directors will hold office for a term of one (1) year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal. Non-independent directors will hold office for a term of three (3) years or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal. Directors may be re-elected for successive terms. The Board currently consists of five members, three of whom are independent. All three independent directors are the nominees standing for re-election at the Annual Meeting of Stockholders for the fiscal year ended December 31, 2021.

Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to our Board of Directors listed below. Upon the election, Messrs. Gene Michael Bennett, Yingwen Zhang and Baowen Dong, the three independent directors will serve for a one-year term until the date of the next annual stockholders meeting and until their successors are duly elected and qualified, or until their death, resignation or removal, whichever is earlier. We are not aware of any nominee who will be unable or who will decline to serve as a director.

Independent Director Nominees

The following table sets forth a brief biographical description of each of our nominees for election as independent directors, all of whom currently serve as our independent directors. This description includes the principal occupation of and other directorships held by each director for at least the past five years, if any, as well as the specific experience, qualifications, attributes and skills that led to the conclusion that each should serve as an independent member of the Board of Directors. This information is based on information furnished to us by the nominees.

Name	Age	Biographical Description

Gene Michael Bennett	74	Mr. Bennett has served as our independent director since February 2008. Presently, Mr. Bennett is Chairman of the Board of Directors and Partner of Omana Healthcare, Ltd, Mission Viejo, California, USA, and Chairman and Partner of Prescient Crossborder Business Consulting, Ltd, Shenzhen, PRC. From 2013 through 2015 Mr. Bennett served as part-time CFO for Kang Jia Fu, Royal Traditional Health Investment Management Co. Ltd, located in Wuxi, Jiangsu Province, China and advisor to Swiss Capital Asia, located in Hong Kong. From 2009 through 2013, Mr. Bennett served as the CEO of American General Business Association, located in Beijing, China. Mr. Bennett was a partner of Nexis Investment Consulting Corporation based in Beijing from 2004-2009. He was a partner of ProCFO Company based in California which provided contract chief financial officer service for firms during 2000-2004. During 1998-2000, he was a basic law, accounting and tax professor at University of Hawaii, and an accounting, tax and audit professor at Chaminade University of Honolulu, Hawaii, USA. In addition, he previously served as the chief financial officer and member of the board of directors of Argonaut Computers in Southern California. Mr. Bennett worked as an accounting and audit professor at Chapman University and an accounting, tax, and audit professor at California State University at Fullerton. He also acted as chief financial officer and a board member of the National Automobile Club. Mr. Bennett graduated from Michigan State University with an MBA in Finance and BA in Accounting. He obtained his CPA license from the State of Colorado, which is currently inactive.. Mr. Bennett’s extensive background in accounting, financial management and reporting, including SEC related reporting qualifies him to serve as an independent director of our company and the chairman of our audit committee.

Yingwen Zhang	77

Mr. Zhang has served as our independent director since February 2008. He also currently serves as a consultant of Shanghai Listent Medical Tech Co. Ltd., a medical device producer. He acted as Senior Consultant and Chairman of HSE (Health Safe and Environment) Committee of SINOFERT Holdings Limited (HKG: 0297) of SINOCHEM Group from October 2005 to June 2009. He served as an independent director of a public company, Chongqing New Energy Co., Ltd. (SH.600847), from 2007 to 2018. Additionally, Mr. Zhang was appointed as the Commercial Counselor of the China Embassy in Malaysia from March 2000 through October 2005.

Prior to that, from 1988 to 2000, Mr. Zhang was appointed as the Director-General to Sichuan Provincial Foreign Trade and Economic Cooperation Bureau (the Commercial Bureau of Sichuan Province, China). In his early career he was a chemical engineer and senior economist, and then became a senior manager for several chemical corporations in China. From 1983 to 1988, Mr. Zhang served as vice CEO and then CEO of a large nature-gas chemical state-owned enterprise (SOE) in the PRC affiliated with the SINOPEC Group. Mr. Zhang graduated from the Chemical Engineering Department of Tianjin University in 1967. Mr. Zhang’s extensive knowledge in areas of government regulation and policies, his experience as director of a China listed company, as well as his vast experience in senior management in SOE and the private sector, qualify him as an independent director of our company.

Baowen Dong	81	Mr. Dong has served as our independent director since February 2008. Mr. Dong participated on the expert team of the Sichuan University from 2003 to 2008, doing teaching evaluation and assessment work in Engineering and Medical Science faculty. In the past few years, Mr. Dong has focused on the research of China’s Health Care Reform. Previously, he concentrated on biomedical and medical information researches. Mr. Dong has had different roles in areas of teaching and research, including serving as a department head and a professor, at Sichuan University from 1974 to 2001. Additionally, Mr. Dong was engaged in the field of communication technology from 1966 to 1974. Mr. Dong graduated from Xidian University in 1966. His strong academic background in science and research brings value to our company in respect of research and development and qualifies him to serve as a director of our company.

There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. There are no family relationships among our directors and officers.

Each of our independent director nominees has an established record of professional accomplishment in his chosen field, the ability to contribute positively to the collaborative culture among our Board members, and professional and personal experiences and expertise that are valuable to our company. They help develop and continue to oversee the long-term strategy, management structure, and corporate governance programs that are in place today, and they provide a strong measure of stability and continuity to our company. In light of our corporate structure and business, we believe that this stability positively impacts the performance of our Company.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, a plurality of the votes cast at the Annual Meeting by the stockholders entitled to vote in the election, either in person or by proxy, is required to elect the director nominees. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

The Board of Directors recommends a vote “FOR” each nominee.

PROPOSAL NO. 2

APPROVAL OF THE AMENDED AND RESTATED 2010 LONG-TERM INCENTIVE PLAN

Our Board of Directors, acting upon the recommendation of the Board of Directors’ Nominating and Compensation Committee (the “Compensation Committee”), has approved the Amended and Restated Long-Term 2010 Incentive Plan (the “Plan”) to increase the number of shares of the Common Stock, that are reserved thereunder by 5,000,000 shares from 9,000,000 shares to 14,000,000 shares (the “Amendment”). The Board recommends the Amendment be approved and adopted by the Company’s stockholders and directs that such proposal be submitted at the Annual Meeting.

As of the Record Date, we had issued shares of restricted stock or stock options to purchase shares of common stock in an aggregate of approximately shares and approximately 4,765,000 shares of common stock were available for issuance under the Plan. There were 4 participants of the Plan as of the Record Date.

The Compensation Committee has reviewed the Plan and determined that the Plan requires additional available shares for issuance to provide flexibility with respect to stock-based compensation that the Compensation Committee believes is necessary to establish appropriate long-term incentives to achieve our objectives. Our Board of Directors believes that it is advisable to increase the 9,000,000 share limit to 14,000,000 shares in order to attract and compensate employees, officers, directors and other eligible participants upon whose judgment, initiative and effort we depend. The issuance of award under the Plan to these eligible participants is designed to align the interests of such participants with those of our stockholders.

The proposed Amendment to the Plan increases the number of shares of common stock that may be issued as awards under the Plan by 5,000,000 shares. As amended, the Plan will continue to provide that all of the shares authorized for issuance (including the increased shares) may be granted as incentive stock options as long as other awards pursuant to the Plan and the Plan will also continue to provide for appropriate adjustments in the number of shares in the event of a stock dividend, recapitalization, merger or similar transaction. A copy of the Plan is attached hereto as Appendix A and is incorporated by reference herein.

The summary below is qualified in its entirety by the terms of the Plan which is incorporated by reference to Appendix A to this proxy statement.

Administration

The Board has delegated the administration of the Plan to the Compensation Committee (the “Committee”), and the Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan.  Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan.

Eligibility

Individuals eligible for awards under the Plan shall consist of employees (including officers), directors and consultants, or those who will become employees (including officers), directors and consultants, of the Company and/or its Subsidiaries whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company or any subsidiary.

Term of the Plan

The Plan shall terminate automatically on December 31, 2029, except with respect to Awards then outstanding. No Awards may be granted under the Plan after it is terminated.

Stock Options

Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the “Stock Option(s))”.  Stock Options may be granted under the Plan in such form as the Committee may from time to time approve.  Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with Stock Appreciation Rights.  Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Internal Revenue Code of 1986 (the “Code”)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a “10% Stockholder”). The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee; provided, however, that the exercise price of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Stock Option; provided, further, however, that, in the case of a 10% Stockholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value (as defined below) of the Common Stock on the date of grant. The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Stockholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

Restricted Shares

Restricted Shares may be granted alone or in addition to any other Awards under the Plan.  Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant.  With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares.  Such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend:

“THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING, WITHOUT LIMITATION, FORFEITURE EVENTS) CONTAINED IN THE CHINA PHARMA HOLDINGS, INC. 2010 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER HEREOF AND CHINA PHARMA HOLDINGS, INC. (THE “COMPANY”). COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE AT THE PRINCPAL EXECUTIVE OFFICES OF THE COMPANY. THE COMPANY WILL FURNISH TO THE RECORDHOLDER OF THIS CERTIFICATE, WITHOUT CHARGE AND UPON WRITTEN REQUEST AT ITS PRINCIPAL EXECUTIVE OFFICES, A COPY OF SUCH PLAN AND AWARD AGREEMENT. THE COMPANY RESERVES THE RIGHT TO REFUSE TO RECORD THE TRANSFER OF THIS CERTIFICATE UNTIL ALL SUCH RESTRICTIONS ARE SATISFIED, ALL SUCH TERMS ARE COMPLIED WITH AND ALL SUCH CONDITIONS ARE SATISFIED.”

Stock Appreciation Rights

A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option. In respect of any Stock Appreciation Right granted under the Plan, unless otherwise (a) determined by the Committee (in its sole discretion) at any time and from time to time in respect of any such Stock Appreciation Right, or (b) provided in the Award Agreement, a Stock Appreciation Right may be exercised by a Participant, in accordance with and subject to all of the procedures established by the Committee, in whole or in part at any time and from time to time during its specified term.  The Committee may also provide, as set forth in the relevant Award Agreement and without limitation, that some Stock Appreciation Rights shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee. Upon exercise of a Stock Appreciation Right, payment may be made in cash, in Restricted Shares or in shares of unrestricted Common Stock, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

Performance Units

A Performance Unit is an Award of units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time. Performance Units may be granted alone or in addition to any other Awards under the Plan.  Subject to the terms of the Plan, the Committee shall determine the number of Performance Units to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Units granted to any Participant. Participants receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company and/or the Participant achieves certain performance goals (the “Performance Goals”) during and in respect of a designated performance period (the “Performance Period”).  The Performance Goals and the Performance Period shall be established by the Committee, in its sole discretion.  The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period.  The Committee shall also establish a schedule or schedules for Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period.  In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as total stockholder return, return on equity, net earnings growth, sales or revenue growth, cash flow, comparisons to peer companies, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate.  Such performance measures shall be defined as to their respective components and meaning by the Committee (in its sole discretion).  During any Performance Period, the Committee shall have the authority to adjust the Performance Goals and/or the Performance Period in such manner as the Committee, in its sole discretion, deems appropriate at any time and from time to time. With respect to each Performance Unit, the Participant shall, if the applicable Performance Goals have been achieved, or partially achieved, as determined by the Committee in its sole discretion, by the Company and/or the Participant during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units so earned.  Payment in settlement of earned Performance Units shall be made as soon as practicable following the conclusion of the respective Performance Period in cash, in unrestricted Common Stock, or in Restricted Shares, or in any combination thereof, as the Committee in its sole discretion, shall determine and provide in the relevant Award Agreement.

Fair Market Value

“Fair Market Value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to such date and shall mean (i) the closing price quoted on the national securities exchange or national securities association that is the principal market for the Common Stock, or (ii) if the Common Stock is not so listed, the last or closing price on the relevant date quoted on the OTC Bulletin Board Service or by Pink Sheets LLC or a comparable service as determined in the Committee’s sole discretion; or (iii) if the Common Stock is not listed or quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock selected by the Committee in its sole discretion.

Amendment and Termination of the Plan

The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary.  No such amendment, suspension or termination shall (x) materially adversely affect the rights of any Participant under any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Share grants, without the consent of such Participant, or (y) increase the number of shares available for Awards under the Plan or increase the maximum yearly awards under the Plan.

Federal Tax Consequences

The following is a brief and general summary of some United States federal income tax consequences applicable to the Plan.  The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction.  Because the tax consequences of events and transactions under the Plan depend upon various factors, including an individual’s own tax status, each participant who receives an award under the Plan should consult a tax advisor.

Incentive Stock Options.  Stock options granted under the Plan may be incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options.  Upon the grant of an incentive stock option, the optionee will not recognize any income.  Generally, no income is recognized by the optionee upon the exercise of an incentive stock option.  The optionee must increase his or her alternative minimum taxable income for the taxable year in which he or she exercised the incentive stock option by the amount that would have been ordinary income had the option not been an incentive stock option.

Upon the subsequent disposition of shares acquired upon the exercise of an incentive stock option, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition.  If the shares are disposed of by the optionee after the later to occur of (i) the end of the two-year period beginning the day after the day the incentive stock option is awarded to the optionee, or (ii) the end of the one-year period beginning on the day after the day the shares are issued to the optionee (the later of (i) or (ii) being the “ISO Holding Period”), any gain or loss realized upon such disposition will be long-term capital gain or loss, and the Company (or a subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise.  For purposes of determining the amount of such gain or loss, the optionee’s tax basis in the shares will be the option price.

Generally, if the shares are disposed of by the optionee in a taxable disposition within (i) the two-year period beginning on the day after the day the option was awarded to the optionee, or (ii) the one-year period beginning on the day after the day the shares are issued to the optionee, the excess, if any, of the amount realized (up to the fair market value of the shares on the exercise date) over the option price will be compensation taxable to the optionee as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption “Limits on Deductions”) equal to the amount of ordinary income realized by the optionee.  Any amount realized upon such a disposition by the optionee in excess of the fair market value of the shares on the exercise date will be capital gain.

If an optionee has not remained an employee of the Company during the period beginning with the grant of an incentive stock option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised (other than in the case of the optionee’s death), the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.

Non-Qualified Stock Options.  In general, upon the grant of a non-qualified stock option, an optionee will not recognize any income.  At the time a nonqualified option is exercised, the optionee will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption “Limits on Deductions”), in an amount equal to the difference between the fair market value on the exercise date of the shares acquired pursuant to such exercise and the option price.  Upon a subsequent disposition of the shares, the optionee will recognize long- or short-term capital gain or loss, depending upon the holding period of the shares.  For purposes of determining the amount of such gain or loss, the optionee’s tax basis in the shares will be the fair market value of such shares on the exercise date.

Effect of Share-for-Share Exercise.  If an optionee elects to tender shares of Common Stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, generally the optionee will not recognize any gain or loss on such tendered shares.  However, if the shares tendered in connection with any share-for-share exercise were previously acquired upon the exercise of an incentive stock option, and such share-for-share exercise occurs during the ISO Holding Period for such shares, then there will be a taxable disposition of the tendered shares with the tax consequences described above for the taxable dispositions during the ISO Holding Period of the shares acquired upon the exercise of an incentive stock option.

If the optionee tenders shares upon the exercise of a nonqualified option, the optionee will recognize compensation taxable as ordinary income and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption “Limits on Deductions”) in an amount equal only to the fair market value of the number of shares received by the optionee upon exercise which is in excess of the number of tendered shares, less any cash paid by the optionee.

Restricted Shares. A participant will not recognize any income upon the award of restricted shares unless the participant makes an election under Section 83(b) of the Code in respect of such grant, as described below. Unless a participant has made an election under Section 83(b) of the Code in respect of any restricted shares, any dividends received by the participant with respect to restricted shares prior to the date the participant recognizes income with respect to such award (as described below) must be treated by the participant as compensation taxable as ordinary income, and the Company will be entitled to a deduction, in an amount equal to the amount of ordinary income recognized by the participant.  After the terms and conditions applicable to the restricted shares are satisfied, or if the participant has made an election under Section 83(b) of the Code in respect of the restricted shares, any dividends received by the participant in respect of such award will be treated as a dividend taxable as ordinary income, and the Company will not be entitled to a deduction in respect of any such dividend payment.

Unless the participant has made an election under Section 83(b) of the Code (as described below), at the time the terms and conditions applicable to the restricted shares are satisfied, a participant will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction, in an amount equal to the then fair market value of the shares of  Common Stock for which the terms and conditions applicable to the restricted share award have been satisfied.  The participant’s tax basis for any such shares of Common Stock would be the fair market value on the date such terms and conditions are satisfied.

A participant may irrevocably elect under Section 83(b) of the Code to recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of such restricted shares (determined without regard to any restrictions thereon) on the date of grant.  Such an election must be made by the participant not later than 30 days after the date of grant.  If such an election is made, no income would be recognized by the participant (and the Company will not be entitled to a corresponding deduction) at the time the applicable terms and conditions are satisfied.  The participant’s tax basis for the restricted shares received and for any shares of Common Stock subsequently held in respect thereof would be the fair market value of the restricted shares (determined without regard to any restrictions thereon) on the date of grant.  If a participant makes such an election and subsequently all or part of the award is forfeited, the participant will not be entitled to a deduction as a result of such forfeiture.

The holding period for capital gain or loss purposes in respect of the Common Stock underlying an award of restricted shares shall commence when the terms and conditions applicable to the restricted shares are satisfied, unless the participant makes a timely election under Section 83(b) of the Code.  In such case, the holding period will commence immediately after the grant of such restricted shares.

Performance Units. A participant will not recognize any income upon the award of a performance unit.  If the performance goals applicable to the performance unit are achieved during the applicable performance period and such performance units are earned, a participant will recognize compensation taxable as ordinary income when he or she receives payment with respect to such performance unit, and at such time the Company will be entitled to a deduction equal to the amount of cash or the then fair market value of unrestricted Common Stock received by the participant in payment of the performance units. The participant’s tax basis for any such shares of Common Stock would be the fair market value on the date such unrestricted shares are transferred to the participant.  If all or a portion of the performance units are paid in restricted shares, see “Restricted Shares” above for a discussion of the applicable tax treatment.

Limits on Deductions.  Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the four other most highly paid executive officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year, except that qualified performance-based compensation will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation.  The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.

The Company has structured the Plan so that the Company may claim a deduction in connection with (i) the exercise of non-qualified stock options and/or SARs, (ii) the disposition during the ISO Holding Period by an optionee of shares acquired upon the exercise of incentive stock options, and (iii) the payment of any performance units, provided that, in each case, the requirements imposed on qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder are satisfied with respect to such awards.  Restricted share awards under the Plan that vest solely upon the passage of time will not be qualified performance-based compensation under Section 162(m) of the Code. Any deduction the Company may claim upon the lapse of any restrictions on such restricted share awards will be subject to the limitations on deductibility under Section 162(m).

Additional Information. The recognition by an employee of compensation income with respect to a grant or an award under the Plan will be subject to withholding for federal income and employment tax purposes.  If an employee, to the extent permitted by the terms of a grant or award under the Plan, uses shares of Common Stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of Common Stock.

In the event of a change of control, certain compensation payments or other benefits received by “disqualified individuals” (as defined in Section 280G(c) of the Code) under the Plan or otherwise may cause or result in “excess parachute payments” (as defined in Section 280G(b)(I) of the Code).  Pursuant to Section 280G of the Code, any amount that constitutes an excess parachute payment is not deductible by the Company.  In addition, Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such excess parachute payment received by such a disqualified individual, and any such excess parachute payments will not be deductible by the Company (or a subsidiary).

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, a majority of the affirmative votes cast at the Annual Meeting by the stockholders entitled to vote, either in person or by proxy, is required to pass the proposal to approve our Amended and Restated 2010 Long-Term Incentive Plan. For purposes of the this proposal, abstentions and broker non-votes will have no effect on the result of the vote.

The Board of Directors recommends a vote “FOR” the approval of the Amended and Restated 2010 Long-Term Incentive Plan.

Proposal No. 3

AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT

Purpose and Background of the Reverse Stock Split

To consider and approve to amend the Articles of Incorporation of the Company to effect a reverse stock split at a ratio of up to 1:10, such that every holder of common stock, par value $0.001 per share, of the Company (the “Common Stock”) shall receive one share of Common Stock for up to every ten shares of Common Stock held (the “Reverse Stock Split”).

The following paragraphs (the “Reverse Split Charter Amendment”) shall be added to the end of the Section 1 of the Article IV of the Amended and Restated Articles of Incorporation, subject to the approval of Amended and Restated Articles of Incorporation by the stockholders of the Company:

“As of the close of business on [effective date](“Effective Time), each [ten (10)] shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”), will automatically and without any action on the part of the respective holders thereof be combined, reclassified and changed into one (1) share of Common Stock, par value $0.001 per share, of the Corporation (the “New Common Stock”) (the “Reverse Stock Split”). Notwithstanding the immediately preceding sentence, provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split, and instead, the Corporation shall issue one full share of post-Reverse Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Split.

Each holder of Common Stock will hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.”

On September 26, 2022, the Company received notification (the “Deficiency Letter”) from the NYSE AMERICAN LLC (“NYSE American”) informing it that the Company is not in compliance with certain NYSE American continued listing standards (the “Listing Standards”).

The Deficiency Letter indicated that the Company’s securities had been selling for a low price per share for a substantial period of time and most recently the average price of the Company’s common stock had been below $0.20 on a 30-day average price as of September 22, 2022. Pursuant to Section 1003(f)(v) of the NYSE American Company Guide, the NYSE American staff determined that the Company’s continued listing is predicated on it effecting a reverse stock split of its common stock or otherwise demonstrating sustained price improvement within a reasonable period of time, which the staff determined to be no later than March 26, 2023. The Company remains subject to the conditions set forth in the NYSE American’s letter dated June 15, 2022 for stockholders’ equity noncompliance, as previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 22, 2022. The Company intends to regain compliance with the Listing Standards by undertaking a measure or measures that are for the best interests of the Company and its stockholders.

In light of the factors mentioned above, our Board of Directors approved this proposal as a potential means of maintaining the price of our Common Stock in compliance with NYSE American’s Listing Standards.

Potential Affected Investor Interest

In approving this proposal, the Board of Directors considered that the Company’s Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks.

By approving this proposal, stockholders will approve the Board of Directors to effect a Reverse Stock Split which it deems in the best interests of the Company and its stockholders.

Principal Effects of the Reverse Stock Split

If implemented, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split would otherwise result in any of our stockholders owning a fractional share (in which case the fractional amount will be rounded up to the next whole share). The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act. The Reverse Stock Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Following the effectiveness of such Reverse Stock Split approved by the stockholders and implementation by the Board of Directors, current stockholders will hold fewer shares of Common Stock, but the rights and ownership percentages will remain the same.

IF THIS PROPOSAL IS NOT APPROVED, WE MAY BE UNABLE TO MAINTAIN THE LISTING OF OUR COMMON STOCK ON NYSE AMERICAN, WHICH COULD ADVERSELY AFFECT THE LIQUIDITY AND MARKETABILITY OF OUR COMMON STOCK.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, we will issue one full share after Reverse Stock Split to any stockholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split. Each stockholder will hold the same percentage of the outstanding shares immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except for minor adjustments due to the additional net share fractions that will need to be issued as a result of the treatment of fractional shares.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split. Stockholders should note that the effect of the Reverse Stock Split, if any, upon the market price for our Common Stock cannot be accurately predicted. In particular, we cannot assure you that prices for shares of our Common Stock after the Reverse Stock Split will be the number of times equals exactly to the ratio multiplied by the prices for shares of our Common Stock immediately prior to the Reverse Stock Split. Furthermore, even if the market price of our Common Stock does rise following the Reverse Stock Split, we cannot assure you that the market price of our Common Stock immediately after the proposed Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our Common Stock.

The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the Reverse Stock Split or the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage declines as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. The total market capitalization of our Common Stock after implementation of the Reverse Stock Split, when and if implemented, may also be lower than the total market capitalization before the Reverse Stock Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

While we believe that the Reverse Stock Split will be sufficient to maintain our listing on NYSE American, it is possible that, even if the Reverse Stock Split results in a closing price for our Common Stock that exceeds $1.00 per share, we may not be able to continue to satisfy other criteria for continued listing of our Common Stock on NYSE American. Although we believe that we will continue satisfying all of the other continued listing criteria, we cannot assure you that this will be the case.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, a majority of the affirmative votes cast at the Annual Meeting by the stockholders entitled to vote, either in person or by proxy, is required to approve of this proposal to authorize the Board of Directors to effect a Reverse Stock Split. For purposes of this proposal, abstentions and broker non-votes will have no effect on the result of the vote.

The Board of Directors recommends a vote “FOR” the approval to authorize the Board of Directors to effect a Reverse Stock Split.

Proposal No.4

AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

Purpose and Background of the Amendment to the Articles

To approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 95,000,000 shares to 500,000,000 shares, par value US$0.001 per share, such that the first paragraph of the Section 1 of the Article IV of the Articles of Incorporation will read as follows:

“The aggregate number of shares of Common Stock which the Corporation shall have authority to issue is 500,000,000 at a par value of $0.001 per share. All stock, when issued shall be fully paid and non-assessable, shall be of the same class and have the same rights and preferences.”.

A copy of the proposed Amended and Restated Articles of Incorporation containing the amendment above (the “Authorized Shares Increase Amendment”) is attached hereto as Annex A, and we urge you to read Annex A in its entirety before casting your vote. The Board has unanimously approved, and recommended that our stockholders approve, the Authorized Shares Increase Amendment.

The purpose of the proposed Authorized Shares Increase Amendment is to provide the Company with a sufficient number of shares of common stock available (i) to issue in connection with raising equity capital, (ii) to give us sufficient authorized shares of common stock to generally support our growth and to provide flexibility for future corporate needs, and (iii) to issue in connection with the exercise of stock options and warrants, and (iv) for potential future increases in the number of shares of common stock reserved for issuance under the Plan.

Accordingly, the Board has declared the proposed Authorized Shares Increase Amendment to be advisable and in the best interests of the Company and our stockholders and is submitting the Authorized Shares Increase Amendment to a vote of our stockholders.

Reasons to Approve the Authorized Shares Increase Amendment and Increase Our Authorized Common Stock

The Board believes that the proposed Authorized Shares Increase Amendment and increase in the number of authorized shares of our common stock is desirable to enhance our flexibility in taking possible future actions, such as raising additional equity capital, exchanging equity for debt or other transactions that have a similar effect, financings, stock-based acquisitions, stock splits, equity incentive awards, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions.

Additionally, by approving the increase to the Company’s authorized shares of common stock now, we will be able to act in a timely manner when such a need arises or when the Board believes it is in the best interests of the Company and our stockholders to take action, without the risk, delay, and expense that would be required at that time to obtain stockholder approval of such an increase at a special meeting of stockholders.

Effect of the Increase in Authorized Shares of Common Stock

Increasing the number of authorized shares of common stock will not alter the number of shares of common stock presently issued and outstanding or reserved for issuance, and will not change the relative rights of holders of any shares. The additional authorized shares of common stock, if and when issued, would have the same rights and privileges as the shares of common stock previously authorized, issued and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

The increase in our authorized shares of common stock would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders. However, any subsequent issuance, or the possibility of such issuance, of shares of common stock (including the exercise of stock options and warrants, and the issuance of shares of our common stock under the Plan) would reduce each stockholder’s proportionate interest in the Company, and may depress the market price of our common stock.

Except as set forth in the Amendment and Authorized Shares Increase Amendment, all of the remaining provisions of the existing Articles of Incorporation will remain in full force and effect without change.

Anti-takeover Effects

SEC rules and regulations require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although the Board has not proposed the Amendment and the increase in the number of authorized shares of common stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares of common stock could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and, thereby, have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the proposed Authorized Shares Increase Amendment and authorized common stock increase is approved, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common stock, or the replacement or removal of the Board or management.

This proposal is not prompted by any specific effort or takeover threat currently perceived by the Board or management.

Timing of the Proposed Authorized Shares Increase Amendment

If our stockholders approve Proposal 4 at the Annual Meeting, we will file an Amended and Restated Articles of Incorporation containing the Authorized Shares Increase Amendment with the office of the Secretary of State of Nevada to implement the increase in the authorized number of shares of common stock as soon as practicable following the Annual Meeting. Upon approval and following such filing with the Secretary of State of Nevada, the Authorized Shares Increase Amendment will become effective on the date it is filed.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, a majority of the affirmative votes cast at the Annual Meeting by the stockholders entitled to vote, either in person or by proxy, is required to approve of this proposal to increase authorized shares of Common Stock. For purposes of this proposal, abstentions and broker non-votes will have no effect on the result of the vote.

The Board of Directors recommends a vote “FOR” the approval to increase authorized shares of Common Stock.

CORPORATE GOVERNANCE

Board Composition

Our Board of Directors is comprised of five members. Directors are divided into two classes, independent directors and non-independent directors. Independent directors will hold office for a term of one (1) year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal. Non-independent directors will hold office for a term of three (3) years or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal. Ms. Zhilin Li, our President and Chief Executive Officer, is the Chairman of the Board and a non-independent director. Ms. Heung Mei Tsui, an affiliate of the company, is a non-independent director. Messrs. G. Michael Bennett, Yingwen Zhang and Baowen Dong are our independent directors and serve as members of the Audit and Nominating and Compensation Committees.

Director Independence

Our Board has determined that Messrs. Gene Michael Bennett, Baowen Dong and Yingwen Zhang satisfy the criteria for independence under NYSE American and SEC rules for independence of directors and of committee members.

Board Leadership Structure

The Board believes that the combined role of Chief Executive Officer and Chairman is most suitable for our company because Ms. Li, serves as our company’s President and Chief Executive Officer since 2005, is the individual most familiar with our business and industry, including the regulatory structure and other industry-specific matters, as well as being the person most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Chief Executive Officer brings company-specific experience and expertise, while the Company’s independent directors bring experience, oversight, and expertise from outside the Company and its industry. The Board believes that the combined role of Chief Executive Officer and Chairman of the Board promotes the development and execution of our strategy and facilitates the flow of information between management and the Board, which is essential to effective corporate governance. The Board believes the combined role of Chief Executive Officer and Chairman, together with our independent directors, is in the best interest of stockholders because it provides the appropriate balance between independent oversight of management and development of strategy.

Risk Management

The Board is involved in the oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board, but the full Board retains responsibility for general oversight of risks. The Nominating and Compensation Committee is responsible for overseeing the management of risks related to the Company’s executive compensation plans and arrangements, and also for managing risks associated with the independence of the Board of Directors and potential conflicts of interest. The Audit Committee oversees management of financial risks, including risks related to liquidity, credit, operations and regulatory compliance, among others, and the processes in place to monitor and control such exposures. Our Board and its committees have access at all times to the Company’s management to discuss any matters of interest, including matters bear risks. We believe that our Board leadership structure enables senior management to communicate identified risks to our Board and its committees, and affords a free flow of communications regarding risk identification and mitigation.

Audit Committee

The Audit Committee assists the Board in monitoring:

●	our accounting, auditing, and financial reporting processes;

●	the integrity of our financial statements;

●	internal controls and procedures designed to promote our compliance with accounting standards and applicable laws and regulations; and

●	the appointment and evaluation of the qualifications and independence of our independent auditors.

G. Michael Bennett, Yingwen Zhang and Baowen Dong, all of whom are independent directors under SEC rules and the rules of NYSE American, are currently serving as members of the Audit Committee. Mr. Bennett is the chairman of the Audit Committee and is an “audit committee financial expert” as defined in Item 401(d)(5) of Regulation S-K promulgated under the Securities Act. The audit committee carries out its responsibilities in accordance with the terms of its Audit Committee Charter, a copy of which is attached as Exhibit 99.1 to our Annual Report on Form 10-K filed with the SEC on March 17, 2009 and available on our website at www.chinapharmaholdings.com.

Nominating and Compensation Committee

The functions of the Nominating and Compensation Committee are as follows:

●	to assist our Board in discharging its responsibilities with respect to compensation of our executive officers and directors;

●	to evaluate the performance of our executive officers;

●	to assist our Board in developing succession plans for executive officers;

●	to administer our stock and incentive compensation plans and recommend changes in such plans to our Board as needed;

●	to identify qualified individuals to become board members;

●	to determine the composition of our Board and its committees;

●	to monitor the process to assess Board effectiveness; and

●	to develop and implement our corporate procedures and policies.

The current members of the Nominating and Compensation Committee are Messrs. Bennett, Zhang and Dong. Mr. Zhang is the chairman of the Nominating and Compensation Committee, which carries out its responsibilities in accordance with the terms of the Nominating and Compensation Committee Charter, a copy of which is attached as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on August 28, 2009 and available on our website at www.chinapharmaholdings.com.

Board and Committee Meetings

During fiscal year ended December 31, 2021, we were in compliance with rule 802 (c) of NYSE American Listed Company Manual. Our Board of Directors had meetings on at least a quarterly basis. In particular, our Board of Directors held 4 meetings and acted by unanimous written consent 2 times. Our independent directors also met on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management. In particular, our Audit Committee held 5 meetings, of which 1 meeting was in executive session and our Nominating and Compensation Committee met 1 time, of which 1 meeting was in executive session.

Director Attendance at Annual Meetings

Ms. Li was present at our annual meeting of stockholders for the fiscal year ended December 31, 2019. We do not currently have a policy with regard to directors’ attendance at annual stockholder meetings.

Stockholder Nominations for Director

Stockholders may propose candidates for Board membership by writing to China Pharma Holdings, Inc., Second Floor, No. 17, Jinpan Road, Haikou, Hainan Province, China 570216 so that the nomination is received by the Company by July 18, 2023 to be considered for the annual meeting of stockholders for the fiscal year ended December 31, 2022. Any such proposal shall contain the name, holdings of our securities and contact information of the person making the nomination; the candidate’s name, address and other contact information; any direct or indirect holdings of our securities by the nominee; any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements; information regarding related party transactions with our company and/or the stockholder submitting the nomination; any actual or potential conflicts of interest; the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and stock exchange requirements. Nominees proposed by stockholders will receive the same consideration as other nominees.

Director or Officer Involvement in Certain Legal Proceedings

To our knowledge, our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years.

Related Party Transactions

Ms. Tsui, one of our directors, has made various loans to the Company. The balance of such loans from Ms. Tsui remained $1,354,567 as of December 31, 2021 and 2020. The loans bear interest at a rate of 1% per annum and principal and interest were payable by December 31, 2021, pursuant to a loans extension confirmation letter executed by the Company and Ms. Tsui in 2020. We recognized interest expense of $13,546 and $13,546 for the years ended December 31, 2021 and 2020, respectively.

The Company received net advances totaling $1,425,123 and $779,861 from its Chairperson, Chief Executive Officer and Interim Chief Financial Officer as of December 31, 2021 and 2020, respectively. On July 8, 2019 the Company entered into a loan agreement to borrow cash of RMB 4,770,000 ($691,459) with its Chairperson, Chief Executive Officer and Interim Chief Financial Officer. The loan bears interest at a rate of 4.35% and is payable within one year of the loan agreement. Total interest expense related to the loan for the year ended December 31, 2021 was $77,164.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. The Reporting Persons are also required by SEC rules to furnish us with copies of Section 16(a) forms they file. Based upon a review of the filings made on their behalf during the fiscal year ended December 31, 2021 as well as an examination of the SEC’s EDGAR system Form 3, 4, and 5 filings (including amendments to such forms) and our records, we believe that, during the year ended December 31, 2021, the Reporting Persons met all applicable Section 16(a) filing requirements except that Ms. Zhilin Li did not timely file a Form 4 to report her acquisition of 2,000,000 shares of the Company’s common stock on December 23, 2020, which Form 4 was subsequently filed on January 8, 2021.

Code of Ethics

On July 8, 2008, we adopted a code of business conduct and ethics for all directors and employees (including officers) within the meaning of the regulations adopted by the SEC under Section 406 of the Sarbanes-Oxley Act of 2002. The code has been designed to deter wrongdoing and promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us, (iii) compliance with applicable governmental laws, rules and regulations, (iv) the prompt internal reporting of violations of the code to an appropriate person or persons, and (v) accountability for adherence to the code. The application of the code to the persons it applies to may only be waived by our Board of Directors in accordance with SEC regulations and the Sarbanes-Oxley Act of 2002. A copy of the code is available on our website at www.chinapharmaholdings.com or may be obtained by sending a written request to our corporate secretary at China Pharma Holdings, Inc., Second Floor, No. 17, Jinpan Road, Haikou, Hainan Province, China 570216.

Stockholder and Other Interested Party Communications With Directors

Any stockholder or other interested party who desires to communicate with any member of our Board of Directors may do so by writing to: Board of Directors, c/o China Pharma Holdings, Inc., Second Floor, No. 17, Jinpan Road, Haikou, Hainan Province, China 570216.

Depending on the subject matter of your inquiry, management will forward the communication to the director or directors to whom it is addressed; attempt to handle the inquiry directly, as might be the case if you request information about our company or if it is a stockholder related matter; or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded and makes those communications available to any requesting director.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at next year’s annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive office by July 18, 2023 and comply with the requirements of Rule 14a-8(e) promulgated under the Exchange Act. If a stockholder intends to submit a proposal at next year’s annual meeting of stockholders, which proposal is not intended to be included in our proxy statement and form of proxy relating to that meeting, the stockholder must provide appropriate notice to us not later than October 1, 2023 in order to be considered timely submitted within the meaning of Rule 14a-4(c) of the Exchange Act. As to all such matters which we do not have notice on or prior to October 1, 2023, discretionary authority shall be granted to the persons designated in our proxy related to the annual meeting of stockholders for the fiscal year ended December 31, 2021 to vote on such proposal.

ANNUAL REPORT ON FORM 10-K

We will furnish without charge to each person whose proxy is being solicited, upon the request of such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including the financial statements and schedules thereto. Requests for copies of such report should be directed to Ms. Diana Huang, China Pharma Holdings, Inc., Second Floor, No 17 Jinpan Road, Haikou, Hainan Province, The People’s Republic of China 570216, +86-898-6681-1730.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Annual Meeting other than the election of directors and the adoption of the Amendment to the Plan. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

November 14, 2022	By Order of the Board of Directors

/s/ Zhilin Li
Zhilin Li
Chairman of the Board

Appendix A

CHINA PHARMA HOLDINGS, INC.

AMENDED AND RESTATED 2010 LONG-TERM INCENTIVE PLAN

1. Purpose. The purpose of the China Pharma Holdings, Inc. Amended and Restated 2010 Long-Term Incentive Plan (the “Plan”) is to further and promote the interests of China Pharma Holdings, Inc. (the “Company”), its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees (including officers), directors and consultants, or those who will become employees, directors and consultants, and to align the interests of those individuals and the Company’s shareholders. To do this, the Plan offers performance-based incentive awards and equity-based opportunities providing such employees, directors and consultants with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries. The Plan is intended to be construed as an employee benefit plan that satisfies the requirements for exemption from the restrictions of Section 16(b) of the Exchange Act.

2. Definitions. For purposes of the Plan, the following terms shall have the meanings set forth below:

2.1 “Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of the PRC or any other country or jurisdiction where Awards are granted under the Plan.

2.2 “Award” means an award or grant made to a Participant under Sections 6, 7, 8 and/or 9 of the Plan.

2.3 “Award Agreement” means the agreement executed by a Participant pursuant to Sections 3.2 and 15.7 of the Plan in connection with the granting of an Award.

2.4 “Board” means the Board of Directors of the Company, as constituted from time to time.

2.5 “Code” means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.6 “Committee” means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan.

2.7 “Common Stock” means the Common Stock, par value $.001 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

2.8 “Company” means China Pharma Holdings, Inc., a Nevada corporation, or any successor thereto.

2.9 “Exchange Act” means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.10 “Fair Market Value” with respect to a share of Company Stock on any relevant date shall be determined in accordance with the following provisions:

(1) If the Common Stock is publicly traded, “Fair Market Value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to such date and shall mean (i) the closing price quoted on the national securities exchange or national securities association that is the principal market for the Common Stock, or (ii) if the Common Stock is not so listed, the last or closing price on the relevant date quoted on the OTC Bulletin Board Service or by Pink Sheets LLC or a comparable service as determined in the Committee’s sole discretion; or (iii) if the Common Stock is not listed or quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock selected by the Committee in its sole discretion.

(2) If Company Stock is not publicly traded, “Fair Market Value” shall be determined by the Board in its good faith best judgment or by an independent appraisal that meets the requirements of Section 401(a)(28)(C) of the Code and the regulations thereunder as of a date that is no more than twelve months before such date.

2.11 “Incentive Stock Option” means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an “incentive stock option” within the meaning of Section 422 of the Code.

2.12 “Non-Qualified Stock Option” means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

2.13 “Participant” means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

2.14 “Performance Units” means the monetary units granted under Section 9 of the Plan and the relevant Award Agreement.

2.15 “Plan” means the China Pharma Holdings, Inc. 2022 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

2.16 “PRC” means People’s Republic of China.

2.17 “Restricted Shares” means the restricted shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement.

2.18 “Stock Appreciation Right” means an Award described in Section 7.2 of the Plan and granted pursuant to the provisions of Section 7 of the Plan.

2.19 “Subsidiary(ies)” means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain, including without limitation, Onny Investment Limited and Hainan Helpson Medical & Biotechnology Co., Ltd.

3. Administration.

3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who are Non-Employee Directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company. Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee. If no such Committee is appointed, the Plan shall be administered by the Board.

3.2 Plan Administration and Plan Rules. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan, including, without limitation, (a) selecting the Plan’s Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, (d) determining the denomination of any Award, including U.S. Dollars, Chinese Renminbi or other local currency, and (e) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided, however, if the modification effects a repricing, shareholder approval shall be required before the repricing is effective. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Committee’s determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee. The Committee may, in its sole discretion, delegate its authority to one or more senior executive officers for the purpose of making Awards to Participants who are not subject to Section 16 of the Exchange Act.

3.3 Liability Limitation. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

3.4 Jurisdictional Considerations. In order to assure the viability of Awards granted to Participants employed in various jurisdictions, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom applicable in the jurisdiction in which the Participant resides or is employed. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternatives versions shall increase the share limitations contained within Section 4.2 of the Plan. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Laws, including, without limitation, the laws of the United States and the PRC.

4. Term of Plan/Common Stock Subject to Plan.

4.1 Term. The Plan shall terminate on December 31, 2029, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

4.2 Common Stock. The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 13.2 of the Plan, shall not exceed 14,000,000 shares, all of which may be issued as Awards, including, but not limited to, Incentive Stock Options. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

4.3 Computation of Available Shares. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the Plan, the number of shares of Common Stock issued under grants of Restricted Shares pursuant to Section 8 of the Plan and the number of shares of Common Stock potentially issuable under grants or payments of Performance Units pursuant to Section 9 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

5. Eligibility. Individuals eligible for Awards under the Plan shall consist of employees (including officers), directors and consultants, or those who will become employees (including officers), directors and consultants, of the Company and/or its Subsidiaries whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company or any Subsidiary.

6. Stock Options.

6.1 Terms and Conditions. Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the “Stock Option(s))”. Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

6.2 Grant. Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with Stock Appreciation Rights. Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a “10% Shareholder”).

6.3 Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee; provided, however, that the exercise price of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Stock Option; provided, further, however, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

6.4 Term. The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

6.5 Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary’s designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft, or money order payable to the order of the Company, if permitted by the Committee in its sole discretion, by delivery of shares of Common Stock satisfying such requirements as the Committee shall establish, or through such other mechanism as the Committee shall permit, in its sole discretion. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

6.6 Tandem Grants. If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, as designated in the relevant Award Agreements, the right of a Participant to exercise any such tandem Stock Option shall terminate to the extent that the shares of Common Stock subject to such Stock Option are used to calculate amounts or shares receivable upon the exercise of the related tandem Stock Appreciation Right.

7. Stock Appreciation Rights.

7.1 Terms and Conditions. The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

7.2 Stock Appreciation Rights. A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

7.3 Grant. A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option.

7.4 Date of Exercisability. In respect of any Stock Appreciation Right granted under the Plan, unless otherwise (a) determined by the Committee (in its sole discretion) at any time and from time to time in respect of any such Stock Appreciation Right, or (b) provided in the Award Agreement, a Stock Appreciation Right may be exercised by a Participant, in accordance with and subject to all of the procedures established by the Committee, in whole or in part at any time and from time to time during its specified term. The Committee may also provide, as set forth in the relevant Award Agreement and without limitation, that some Stock Appreciation Rights shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee.

7.5 Form of Payment. Upon exercise of a Stock Appreciation Right, payment may be made in cash, in Restricted Shares or in shares of unrestricted Common Stock, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

7.6 Tandem Grant. The right of a Participant to exercise a tandem Stock Appreciation Right shall terminate to the extent such Participant exercises the Non-Qualified Stock Option to which such Stock Appreciation Right is related.

8. Restricted Shares.

8.1 Terms and Conditions. Grants of Restricted Shares shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. Restricted Shares may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend:

“THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING, WITHOUT LIMITATION, FORFEITURE EVENTS) CONTAINED IN THE CHINA PHARMA HOLDINGS, INC. AMENDED AND RESTATED 2010 LONG-TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER HEREOF AND CHINA PHARMA HOLDINGS, INC. (THE “COMPANY”). COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE AT THE PRINCPAL EXECUTIVE OFFICES OF THE COMPANY. THE COMPANY WILL FURNISH TO THE RECORDHOLDER OF THIS CERTIFICATE, WITHOUT CHARGE AND UPON WRITTEN REQUEST AT ITS PRINCIPAL EXECUTIVE OFFICES, A COPY OF SUCH PLAN AND AWARD AGREEMENT. THE COMPANY RESERVES THE RIGHT TO REFUSE TO RECORD THE TRANSFER OF THIS CERTIFICATE UNTIL ALL SUCH RESTRICTIONS ARE SATISFIED, ALL SUCH TERMS ARE COMPLIED WITH AND ALL SUCH CONDITIONS ARE SATISFIED.”

Such stock certificate evidencing such shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

8.2 Restricted Share Grants. A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment for specified reasons within a specified period of time or for other reasons (including, without limitation, the failure to achieve designated performance goals).

8.3 Restriction Period. In accordance with Sections 8.1 and 8.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares shall only become unrestricted and vested in the Participant in accordance with such vesting schedule relating to such Restricted Shares, if any, as the Committee may establish in the relevant Award Agreement (the “Restriction Period”). During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Shares or a portion thereof, as the case may be, as provided in Section 8.4 of the Plan.

8.4 Payment of Restricted Share Grants. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 8.1 of the Plan, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant. In the event the shares are not registered with the U.S. Securities and Exchange Commission, the new certificate shall bear a standard legend pursuant to Securities Act of 1933 as in effect and as amended from time to time.

8.5 Shareholder Rights. A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a shareholder of such stock, including the right to receive all dividends or other distributions made or paid in respect of such Restricted Shares and the right to vote Restricted Shares at regular or special meetings of the stockholders of the Corporation (except as such rights are limited or restricted under the Plan or in the relevant Award Agreement). Any stock dividends paid in respect of unvested Restricted Shares shall be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.

9. Performance Units.

9.1 Terms and Conditions. Performance Units shall be subject to the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

9.2 Performance Unit Grants. A Performance Unit is an Award of units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time.

9.3 Grants. Performance Units may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Units to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Units granted to any Participant.

9.4 Performance Goals and Performance Periods. Participants receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company and/or the Participant achieves certain performance goals (the “Performance Goals”) during and in respect of a designated performance period (the “Performance Period”). The Performance Goals and the Performance Period shall be established by the Committee, in its sole discretion. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Committee shall also establish a schedule or schedules for Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as total shareholder return, return on equity, net earnings growth, sales or revenue growth, cash flow, comparisons to peer companies, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate. Such performance measures shall be defined as to their respective components and meaning by the Committee (in its sole discretion). During any Performance Period, the Committee shall have the authority to adjust the Performance Goals and/or the Performance Period in such manner as the Committee, in its sole discretion, deems appropriate at any time and from time to time.

9.5 Payment of Units. With respect to each Performance Unit, the Participant shall, if the applicable Performance Goals have been achieved, or partially achieved, as determined by the Committee in its sole discretion, by the Company and/or the Participant during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units so earned. Payment in settlement of earned Performance Units shall be made as soon as practicable following the conclusion of the respective Performance Period in cash, in unrestricted Common Stock, or in Restricted Shares, or in any combination thereof, as the Committee in its sole discretion, shall determine and provide in the relevant Award Agreement.

10. Reserved.

11. Dividend Equivalents. In addition to the provisions of Section 8.5 of the Plan, Awards of Stock Options, and/or Stock Appreciation Rights, may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, the timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

12. Non-transferability of Awards. Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant’s debts, judgments, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by the Participant.

13. Changes in Capitalization and Other Matters.

13.1 No Corporate Action Restriction. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company’s or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers, shareholders or agents of the Company or any subsidiary, as a result of any such action.

13.2 Recapitalization Adjustments. In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other corporate transaction or event affects the Common Stock such that an adjustment is determined by the Board, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, the Board may, in such manner as it in good faith deems equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the exercise price with respect to any Stock Option, or make provision for an immediate cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award.

13.3 Mergers. If the Company enters into or is involved in any merger, reorganization, recapitalization, sale of all or substantially all of the Company’s assets, liquidation, or business combination with any person or entity (such merger, reorganization, recapitalization, sale of all or substantially all of the Company’s assets, liquidation, or business combination to be referred to herein as a “Merger Event”), the Board may take such action as it deems appropriate, including, but not limited to, replacing such Stock Options and/or Stock Appreciation Rights with substitute stock options and/or stock appreciation rights in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options or Stock Appreciation Rights granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in the Plan, if any Merger Event occurs, the Company shall have the right, but not the obligation, to cancel each Participant’s Stock Options and/or Stock Appreciation Rights and to pay to each affected Participant in connection with the cancellation of such Participant’s Stock Options and/or Stock Appreciation Rights, an amount equal to the excess of the Fair Market Value, as determined by the Board, of the Common Stock underlying any unexercised Stock Options or Stock Appreciation Rights (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options and/or Stock Appreciation Rights.

Upon receipt by any affected Participant of any such substitute stock options, stock appreciation rights (or payment) as a result of any such Merger Event, such Participant’s affected Stock Options and/or Stock Appreciation Rights for which such substitute options and/or stock appreciation rights (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

14. Amendment, Suspension and Termination.

14.1 In General. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in Applicable Laws or regulations, or to permit the Company or the Participants to benefit from any change in Applicable Laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially adversely effect the rights of any Participant under any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Share grants, without the consent of such Participant, or (y) increase the number of shares available for Awards pursuant to Section 4.2, without shareholder approval; provided, however, that the Board may amend the Plan, without the consent of any Participants, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to the Plan to cause certain Awards not to be subject to Code Section 409A. Notwithstanding anything herein to the contrary, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

14.2 Award Agreement Modifications. The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Share grants, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, Stock Appreciation Rights, Performance Units, and/or Restricted Share grants, including, without limitation, changing or accelerating (a) the date or dates as of which such Stock Options or Stock Appreciation Rights shall become exercisable, (b) the date or dates as of which such Restricted Share grants shall become vested, or (c) the performance period or goals in respect of any Performance Units. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant; provided, however, that the Committee may amend an Award without the consent of the Participant, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to or modification of such Award to cause such Award not to be subject to Code Section 409A.

15. Miscellaneous.

15.1 Forfeiture Events. The Board may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s employment by or service to the Company for cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its affiliates.

15.2 Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with Applicable Law or stock exchange listing requirements).

15.3 Tax Withholding. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local or other taxes of any kind, including without limitation, taxes required to be withheld under the tax laws, rules, regulations and governmental orders of the PRC, which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other Applicable Law, rule or regulation. Shares of Common Stock may be used to satisfy any such tax withholding. Such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. In addition, the Company shall have the right to require payment from a Participant to cover any applicable withholding or other employment taxes due upon any payment or settlement under the Plan.

15.4 No Right to Employment. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

15.5 Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

15.6 Payments to a Trust. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the Plan.

15.7 Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

15.8 Listing, Registration and Other Legal Compliance. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal, state or other securities laws and regulations and any other Applicable Laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such Applicable Laws or regulations. Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock, or any depositary receipt evidencing an interest in Common Stock, is then listed, and any applicable federal, state or other securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule 16b-3.

15.9 Award Agreements. Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

15.10 Designation of Beneficiary. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant’s death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

15.11 Leaves of Absence/Transfers. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

15.12 Designated Participants.

15.12.1 Designation of Participant, Appointment of Trustee. If the Committee determines in its sole discretion that an appointment is necessary or desirable to comply with the regulatory requirements in the PRC, it may appoint the Company, a Subsidiary, or any other institution or organization registered outside of the PRC (a “Trustee”) to hold the interest and exercise the rights granted under the Plan of any Participant (a “Designated Participant”) who either is a national of and ordinarily resident in the PRC or is otherwise designated by the Committee as a Designated Participant. In relation to any such appointment, the Trustee will undertake to do the following for and on behalf of the Designated Participant, subject at all times to the Committee’s supervision:

(i) execute the relevant Award Agreement with the Company;

(ii) hold the Award (a “Designated Award”) for the benefit of the Designated Participant;

(iii) take such actions as the Designated Participant may instruct from time to time in connection with the Designated Award or otherwise in relation to the Designated Participant’s beneficial interest under the Plan or under the Award Agreement, including taking such actions as may be necessary to exercise the Designated Award under the terms of the Plan; and

(iv) after deducting its costs, fees and expenses as contemplated under subsection 15.12.4, hold, or at the Designated Participant’s direction remit to the Designated Participant, the net proceeds of sales or other transactions involving the Designated Award or, as applicable, shares of Common Stock underlying such Award.

15.12.2 Restrictions on Method of Exercise. Without limiting the scope of its authorities under the Plan, the Committee may at any time impose restrictions on the method of exercise of Designated Award, such that upon exercise of the Designated Award, the Designated Participant (or the Trustee action on the Designated Participant’s behalf) does not receive shares of Common Stock and receives only cash, in the amount and denomination determined by the Committee.

15.12.3 Termination of Appointment of Trustee. An appointment of a Trustee pursuant to the terms of the Plan to hold the interest and exercise the rights for the benefit of the Designated Participant shall terminate at such time as the Committee determines in its sole discretion that such appointment is no longer necessary or desirable in order to comply with regulatory requirements in the PRC.

15.12.4 Trustee Expenses. The Trustee may deduct from the proceeds of sales or other transactions involving the Designated Award or, as applicable, shares of Common Stock underlying such Award, any costs, fees and expenses of the Trustee in relation to its appointment under this Section. The Trustee will, under no circumstances, otherwise require the Designated Participant to compensate it for any of its costs, fees, expenses or losses.

15.13 Code Section 409A. This Plan and all Awards hereunder are intended to comply with the requirements of Code Section 409A and any regulations or other authority promulgated thereunder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, the Board and the Committee reserve the right (without the consent of any Participant and without any obligation to do so or to indemnify any Participant or the beneficiaries of any Participant for any failure to do so) to amend this Plan and/or any Award Agreement as and when necessary or desirable to conform to or otherwise properly reflect any guidance issued under Code Section 409A after the date hereof without violating Code Section 409A. In the event that any payment or benefit made hereunder would constitute payments or benefits pursuant to a non-qualified deferred compensation plan within the meaning of Code Section 409A and, at the time of a Participant’s “separation from service”, such Participant is a “specified employee” within the meaning of Code Section 409A, then any such payments or benefits shall be delayed until the six-month anniversary of the date of such Participant’s “separation from service”. Each payment made under this Plan shall be designated as a “separate payment” within the meaning of Code Section 409A.

15.14 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the grant date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

15.15 Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

15.16 Effective Date. The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company’s shareholders in accordance with Section 422 of the Code.

IN WITNESS WHEREOF, this Plan was adopted by the Company on November 12, 2010, was subsequently amended on December 20, 2019, and December 27, 2021, and is amended and restated as the China Pharma Holdings, Inc. Amended and Restated 2010 Long-Term Incentive Plan, on December 28, 2022.

CHINA PHARMA HOLDINGS, INC.

By:	/s/ Zhilin Li
Name:	Zhilin Li
Title:	Chief Executive Officer

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

CHINA PHARMA HOLDINGS, INC.

(Pursuant to NRS 78)

ARTICLE I

The name of the corporation (which is hereinafter referred to as the “Corporation”) is China Pharma Holdings, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Nevada is 10 Bodie Drive, Carson City, NV 89706. The name of the registered agent of the Corporation is Unisearch, Inc.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the provisions of Chapter 78 of the Nevada Revised Statutes.

ARTICLE IV

SECTION 1. Common Stock. The aggregate number of shares of Common Stock which the Corporation shall have authority to issue is 500,000,000 at a par value of $0.001 per share. All stock, when issued shall be fully paid and non-assessable, shall be of the same class and have the same rights and preferences.

Each share of Common Stock shall be entitled to one vote at a stockholder’s meeting, either in person or by proxy. Cumulative voting in elections of Directors and all other matters brought before stockholder meetings, whether they be annual or special, shall not be permitted.

The holders of the capital stock of the Corporation shall not be personally liable for the payment of the Corporation’s debts; and the private property of the holders of the capital stock of the Corporation shall not be subject to the payment of debts of the Corporation to any extent whatsoever.

Stockholders of the Corporation shall not have any preemptive rights to subscribe for additional issues of stock of the Corporation except as may be agreed upon from time to time by the Corporation and any such stockholder.

As of the close of business on [effective date](“Effective Time), each [ten (10)] shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”), will automatically and without any action on the part of the respective holders thereof be combined, reclassified and changed into one (1) share of Common Stock, par value $0.001 per share, of the Corporation (the “New Common Stock”) (the “Reverse Stock Split”). Notwithstanding the immediately preceding sentence, provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split, and instead, the Corporation shall issue one full share of post-Reverse Stock Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split.

Each holder of Common Stock will hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

SECTION 2. Preferred Stock. The aggregate number of shares of Preferred Stock which the Corporation shall have authority to issue is 5,000,000, par value $0.001, which may be issued in series, with such designations, preferences, stated values, rights, qualifications or limitations as determined solely by the Board of Directors of the Corporation. The Board of Directors is hereby vested with authority to fix such designations, preferences and relative participating, optional or other special rights or qualifications, limitations, or restrictions for each series, including, but not by way of limitation, the power to fix the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and fix the terms of conversion of such Preferred Stock or any series thereof into Common Stock of the Corporation and fix the voting power, if any, of shares of Preferred Stock or any series thereof.

ARTICLE V

SECTION 1. Number. Election and Terms of Directors. The members of the governing board of the Corporation shall be called Directors of the Corporation. The number of the Directors of the Corporation shall be fixed from time to time by or pursuant to the By-Laws of the Corporation, and shall initially be five. The name and address of the first Board of Directors are as follows:

Name	Address
Zhilin Li	2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, People’s Republic of China 570216
Heung Mei Tsui	2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, People’s Republic of China 570216
Yingwen Zhang	2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, People’s Republic of China 570216
Gene Michael Bennett	2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, People’s Republic of China 570216
Baowen Dong	2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, People’s Republic of China 570216

SECTION 2. Newly Created Directorships and Vacancies. Newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining Director. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

ARTICLE VI

Any action required or permitted to be taken by the stockholders of the Corporation may be effected by any consent in writing by such holders, signed by holders of not less than that number of shares of Common Stock required to approve such action.

ARTICLE VII

Subject to any express provision of the laws of the State of Nevada or these Articles of Incorporation, the Board of Directors shall have the power to make, alter, amend and repeal the By-Laws of the Corporation (except so far as By-Laws of the Corporation adopted by the stockholders shall otherwise provide). Any By-Laws made by the Directors under the powers conferred hereby may be altered, amended or repealed by the Directors or by the stockholders.

ARTICLE VIII

Election of Directors need not be by ballot unless the By-laws of the Corporation shall so provide.

ARTICLE IX

SECTION 1. Elimination of Certain Liability of Directors. A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for the payment of distributions to stockholders in violation of Section 78.300 of the Nevada Revised Statutes, or (iv) for any transaction from which the Director derived an improper personal benefit.

SECTION 2. Indemnification. The Corporation shall indemnify all Directors, officers, employees, and agents to the fullest extent permitted by Nevada law as provided within NRS 78.7502 and NRS 78.751 or any other law then in effect or as it may hereafter be amended. The Corporation shall indemnify each present and future Director, officer, employee or agent of the Corporation who becomes a party or is threatened to be made a party to any suit or proceeding, whether pending, completed or merely threatened, and whether said suit or proceeding is civil, criminal, administrative, investigative, or otherwise, except an action by or in the right of the Corporation, by reason of the fact that he or she is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including, but not limited to, attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, proceeding or settlement, provided such person acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The expenses of Directors, officers, employees or agents of the Corporation incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit, or proceeding, if and only if the Director, officer, employee or agent undertakes to repay said expenses to the Corporation if it is ultimately determined by a court of competent jurisdiction, after exhaustion of all appeals therefrom, that he or she is not entitled to be indemnified by the Corporation. No indemnification shall be applied, and any advancement of expenses to or on behalf of any Director, officer, employee or agent must be returned to the Corporation, if a final adjudication establishes that the person’s acts or omissions involved a breach of any fiduciary duties, where applicable, intentional misconduct, fraud or a knowing violation of the law which was material to the cause of action.

ARTICLE X

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, Directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

ARTICLE XI

The Corporation shall exist in perpetuity, from and after the date of filing of its original Articles of Incorporation with the Secretary of State of the State of Nevada unless dissolved according to law.

ARTICLE XII

The provisions of Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes shall be inapplicable to the Corporation.

ARTICLE XIII

The name and address of the incorporator of the Corporation is:

Zhilin Li, 2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, People’s Republic of China 570216

IN WITNESS WHEREOF, the undersigned incorporator has executed these Amended and Restated Articles of Incorporation of China Pharma Holdings, Inc. on December 28, 2022.

/s/ Zhilin Li
Name: Zhilin Li
Title: President and Chief Executive Officer
(principal executive officer)

CHINA PHARMA HOLDINGS, INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	Wednesday, december 28, 2022
	TIME:	9:00 A.m. local time
	LOCATION:	conference room, 2nd floor, jiahai buliding no. 17 jinpan road, haikou hainan province, china 570216

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/CPHI and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/CPHI

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before december 14, 2022.

you may enter your voting instructions at https://www.iproxydirect.com/CPHI until 11:59 am eastern time December 27, 2022.

The purposes of this meeting are as follows:

1.    To elect three independent director nominees to our Board of Directors to serve until the next annual meeting and until their successors are elected and qualified;

2.    To approve our Amended and Restated 2010 Long-Term Incentive Plan;

3.    To consider and approve an amendment to the Articles of Incorporation of the Company to effect a reverse stock split at a ratio of up to 1:10, such that every holder of common stock, par value $0.001 per share, of the Company (the “Common Stock”) shall receive one share of Common Stock for up to every ten shares of Common Stock held (the “Reverse Stock Split”);

4.     To approve an amendment to the Articles of Incorporation of the Company, to increase the number of authorized shares of common stock from 95,000,000 shares to 500,000,000 shares, par value US$0.001 per share; AND

5.    To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on November 9, 2022 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

China Pharma Holdings, INC. SHAREHOLDER SERVICES 1 Glenwood Avenue Suite 1001 Raleigh NC 27603	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER INFORMATION

your vote is important

CHINA PHARMA HOLDINGS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF STOCKHOLDERS – december 28, 2022 AT 9:00 AM LOCAL time
CONTROL ID:
REQUEST ID:

This Proxy is Solicited on Behalf of the Board of Directors of China Pharma Holdings, Inc. The undersigned hereby appoints Zhilin Li as proxy, with full power of substitution, to vote as designated below all of the shares the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Conference Room, 2nd Floor, Jiahai Building, No. 17 Jinpan Road, Haikou, Hainan Province, China 570216 on Wednesday, December 28, 2022, at 9:00 a.m. local time (Tuesday, December 27, 2022 at 8:00 p.m., Eastern Time), and any adjournments or postponements thereof, and otherwise to represent the undersigned at the meeting, with all powers possessed by the undersigned if personally present at the meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CPHI
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF CHINA PHARMA HOLDINGS, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR	WITHOLD
Election of independent directors
	Gene Michael Bennett		☐	☐
	Yingwen Zhang		☐	☐		Control ID:
	Baowen Dong		☐	☐		REQUEST ID:

Proposal 2		→	FOR	AGAINST	ABSTAIN
	To approve our Amended and Restated 2010 Long-Term Incentive Plan.		☐	☐	☐
Proposal 3		→	FOR	AGAINST	ABSTAIN
To consider and approve an amendment to the Articles of Incorporation of the Company to effect a reverse stock split at a ratio of up to 1:10, such that every holder of common stock, par value $0.001 per share, of the Company (the “Common Stock”) shall receive one share of Common Stock for up to every ten shares of Common Stock held (the “Reverse Stock Split”).
Proposal 4		→	FOR	AGAINST	ABSTAIN
	To approve an amendment to the Articles of Incorporation of the Company, to increase the number of authorized shares of common stock from 95,000,000 shares to 500,000,000 shares, par value US$0.001 per share.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘FOR’ THE ELECTION OF INDEPENDENT DIRECTORS AND ‘FOR’ FOR PROPOSALS 2, 3 AND 4.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2022

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)